SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 27, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-121605-09        13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

   This current report and exhibit on Form 8-K relates to the monthly distribution to the holders of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-AB1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On June 27, 2005 distribution was made to the Certificateholders.
Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                        Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-AB1

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                    By: /s/  Andrew Cooper
                        --------------------------------------------
                        Andrew Cooper
                        Assistant Vice President

                  Date: July 7, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 27, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-AB1
                           Statement to Certificate Holders
                                 June 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      114,363,000.00   114,363,000.00   6,204,613.64        414,184.67   6,618,798.31      0.00      0.00      108,158,386.36
A1B       91,400,000.00    91,400,000.00           0.00        345,593.56     345,593.56      0.00      0.00       91,400,000.00
A1C       22,252,000.00    22,252,000.00           0.00         86,924.97      86,924.97      0.00      0.00       22,252,000.00
M1         7,830,000.00     7,830,000.00           0.00         31,389.60      31,389.60      0.00      0.00        7,830,000.00
M2        11,070,000.00    11,070,000.00           0.00         44,630.55      44,630.55      0.00      0.00       11,070,000.00
M3         6,750,000.00     6,750,000.00           0.00         28,751.25      28,751.25      0.00      0.00        6,750,000.00
M4         4,050,000.00     4,050,000.00           0.00         17,481.38      17,481.38      0.00      0.00        4,050,000.00
B1         4,725,000.00     4,725,000.00           0.00         23,085.56      23,085.56      0.00      0.00        4,725,000.00
B2         3,375,000.00     3,375,000.00           0.00         18,411.56      18,411.56      0.00      0.00        3,375,000.00
B3         2,700,000.00     2,700,000.00           0.00         20,264.25      20,264.25      0.00      0.00        2,700,000.00
R                100.00           100.00         100.00              0.36         100.36      0.00      0.00                0.00
C                  0.00             0.00           0.00        364,621.95     364,621.95      0.00      0.00                0.00
P                  0.00             0.00           0.00         76,292.63      76,292.63      0.00      0.00                0.00
TOTALS   268,515,100.00   268,515,100.00   6,204,713.64      1,471,632.29   7,676,345.93      0.00      0.00      262,310,386.36
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A     84751PFB0       1,000.00000000     54.25368030  3.62166671        57.87534701      945.74631970       A1A     3.180000 %
A1B     84751PFC8       1,000.00000000      0.00000000  3.78111116         3.78111116    1,000.00000000       A1B     3.320000 %
A1C     84751PFD6       1,000.00000000      0.00000000  3.90638909         3.90638909    1,000.00000000       A1C     3.430000 %
M1      84751PFE4       1,000.00000000      0.00000000  4.00888889         4.00888889    1,000.00000000       M1      3.520000 %
M2      84751PFF1       1,000.00000000      0.00000000  4.03166667         4.03166667    1,000.00000000       M2      3.540000 %
M3      84751PFG9       1,000.00000000      0.00000000  4.25944444         4.25944444    1,000.00000000       M3      3.740000 %
M4      84751PFH7       1,000.00000000      0.00000000  4.31639012         4.31639012    1,000.00000000       M4      3.790000 %
B1      84751PFJ3       1,000.00000000      0.00000000  4.88583280         4.88583280    1,000.00000000       B1      4.290000 %
B2      84751PFK0       1,000.00000000      0.00000000  5.45527704         5.45527704    1,000.00000000       B2      4.790000 %
B3      84751PFP9       1,000.00000000      0.00000000  7.50527778         7.50527778    1,000.00000000       B3      6.590000 %
R       84751PFN4       1,000.00000000  1,000.00000000  3.60000000     1,003.60000000        0.00000000       R       3.180000 %
TOTALS                  1,000.00000000     23.10750360  5.48063141        28.58813501      976.89249640
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)         Scheduled Principal                                                                         170,082.02
                           Principal Prepayments                                                                     6,034,756.88
                           Repurchased Principal                                                                             0.00
                           Prepayment Penalties                                                                         76,292.63

Section 4.05(a)(v)         Total Beginning Number of Loans                                                                  1,561
                           Total Ending Number of Loans                                                                     1,534
                           Total Ending Collateral Balance                                                         263,795,387.61

Section 4.05(a)            O/C Amount                                                                                1,485,001.25
                           Targeted O/C Amount                                                                       1,485,001.25
                           O/C Deficiency Amount                                                                             0.00
                           O/C Release Amount                                                                                0.00
                           Monthly Excess Interest                                                                     364,722.68
                           Monthly Excess Cash Flow Amount                                                             364,722.68
                           Extra Principal Distribution Amount                                                             100.74

Section 4.05(a)(vi)        Servicing Fee                                                                               112,500.05

Section 4.05(a)(viii)      Current Advances                                                                                  0.00

Section 4.05(a)(ix)        Cumulative Realized Loss Amount                                                                   0.00

Section 4.05(a)(ix)        Cumulative Class A1a Applied Realized Loss Amount                                                 0.00
Section 4.05(a)(ix)        Cumulative Class A1b Applied Realized Loss Amount                                                 0.00
Section 4.05(a)(ix)        Cumulative Class A1c Applied Realized Loss Amount                                                 0.00
                           Cumulative Class M1 Applied Realized Loss Amount                                                  0.00
                           Cumulative Class M2 Applied Realized Loss Amount                                                  0.00
                           Cumulative Class M3 Applied Realized Loss Amount                                                  0.00
                           Cumulative Class M4 Applied Realized Loss Amount                                                  0.00
                           Cumulative Class B1 Applied Realized Loss Amount                                                  0.00
                           Cumulative Class B2 Applied Realized Loss Amount                                                  0.00
                           Cumulative Class B3 Applied Realized Loss Amount                                                  0.00

Section 4.05(a)(x)         Current Realized Loss Amount                                                                      0.00

Section 4.05(a)(x)         Current Class A1a Applied Realized Loss Amount                                                    0.00
Section 4.05(a)(x)         Current Class A1b Applied Realized Loss Amount                                                    0.00
Section 4.05(a)(x)         Current Class A1c Applied Realized Loss Amount                                                    0.00
                           Current Class M1 Applied Realized Loss Amount                                                     0.00
                           Current Class M2 Applied Realized Loss Amount                                                     0.00
                           Current Class M3 Applied Realized Loss Amount                                                     0.00
                           Current Class M4 Applied Realized Loss Amount                                                     0.00
                           Current Class B1 Applied Realized Loss Amount                                                     0.00
                           Current Class B2 Applied Realized Loss Amount                                                     0.00
                           Current Class B3 Applied Realized Loss Amount                                                     0.00

Section 4.05(a)(xi)                                                   Loans Delinquent
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                         9             2,281,346.76                  0.86 %
                                                 2 Month                         5             1,277,742.57                  0.48 %
                                                 3 Month                         0                     0.00                  0.00 %
                                                  Total                         14             3,559,089.33                  1.34 %

                                                 Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                                   Loans in Foreclosure
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.05(a)(xi)                                                   Loans in Bankruptcy
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

Section 4.05(a)(xiii)                                                 Loans in REO
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %


Section 4.05(a)(xv)        Has the Step Down Trigger Occurred?                                                                   NO


                           Rolling 3 Month Prior Delinquency Percentage                                                         N/A

                           Cumulative Realized Losses as a Percentage of Original Collateral Balance                     0.000000 %

Section 4.05(a)(xvi)       Class A1a Interest Carryforward Amount                                                              0.00
                           Class A1b Interest Carryforward Amount                                                              0.00
                           Class A1c Interest Carryforward Amount                                                              0.00
                           Class M1 Interest Carryforward Amount                                                               0.00
                           Class M2 Interest Carryforward Amount                                                               0.00
                           Class M3 Interest Carryforward Amount                                                               0.00
                           Class M4 Interest Carryforward Amount                                                               0.00
                           Class B1 Interest Carryforward Amount                                                               0.00
                           Class B2 Interest Carryforward Amount                                                               0.00
                           Class B3 Interest Carryforward Amount                                                               0.00
                           Class R Interest Carryforward Amount                                                                0.00

Section 4.05(a)(xvii)      Class A1a Interest Carryover Amount Paid                                                            0.00
                           Class A1b Interest Carryover Amount Paid                                                            0.00
                           Class A1c Interest Carryover Amount Paid                                                            0.00
                           Class M1 Interest Carryover Amount Paid                                                             0.00
                           Class M2 Interest Carryover Amount Paid                                                             0.00
                           Class M3 Interest Carryover Amount Paid                                                             0.00
                           Class M4 Interest Carryover Amount Paid                                                             0.00
                           Class B1 Interest Carryover Amount Paid                                                             0.00
                           Class B2 Interest Carryover Amount Paid                                                             0.00
                           Class B3 Interest Carryover Amount Paid                                                             0.00
                           Class R Interest Carryover Amount Paid                                                              0.00

Section 4.05(a)(xviii)     Repurchased Principal                                                                               0.00


Section 4.05(a)            Weighted Average Mortgage Rate for All Loans                                                  6.701952 %
                           Weighted Average Term to Maturity                                                                    352

Section 4.05(a)            Total Class Interest Accrual Relief Act Reduction                                                   0.00
                           Class A1a Interest Accrual Relief Act Reduction                                                     0.00
                           Class A1b Interest Accrual Relief Act Reduction                                                     0.00
                           Class A1c Interest Accrual Relief Act Reduction                                                     0.00
                           Class M1 Interest Accrual Relief Act Reduction                                                      0.00
                           Class M2 Interest Accrual Relief Act Reduction                                                      0.00
                           Class M3 Interest Accrual Relief Act Reduction                                                      0.00
                           Class M4 Interest Accrual Relief Act Reduction                                                      0.00
                           Class B1 Interest Accrual Relief Act Reduction                                                      0.00
                           Class B2 Interest Accrual Relief Act Reduction                                                      0.00
                           Class B3 Interest Accrual Relief Act Reduction                                                      0.00
                           Class R Interest Accrual Relief Act Reduction                                                       0.00


Section 4.05(a)            Net Prepayment Interest Shortfalls                                                                  0.00
                           Class A1a Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                           Class A1b Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                           Class A1c Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00
                           Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                                   0.00
                           Class R Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00

                           Beginning Cap Contract Balance                                                            268,515,000.00
                           Current Period Cap Contract Amount                                                                  0.00
                           Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                                   0.00
                           Cap Contract Amount Paid to C Class                                                                 0.00
                           Ending Cap Contract Balance                                                               268,515,000.00

Section 4.05(a)            Class A1A Floating Rate Certificate Carryover Paid                                                  0.00
                           Class A1A Floating Rate Certificate Carryover Remaining                                             0.00

                           Class A1B Floating Rate Certificate Carryover Paid                                                  0.00
                           Class A1B Floating Rate Certificate Carryover Remaining                                             0.00

                           Class A1C Floating Rate Certificate Carryover Paid                                                  0.00
                           Class A1C Floating Rate Certificate Carryover Remaining                                             0.00

                           Class Class M1 Floating Rate Certificate Carryover Paid                                             0.00
                           Class M1 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class M2 Floating Rate Certificate Carryover Paid                                                   0.00
                           Class M2 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class M3 Floating Rate Certificate Carryover Paid                                                   0.00
                           Class M3 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class M4 Floating Rate Certificate Carryover Paid                                                   0.00
                           Class M4 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class B1 Floating Rate Certificate Carryover Paid                                                   0.00
                           Class B1 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class B2 Floating Rate Certificate Carryover Paid                                                   0.00
                           Class B2 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class B3 Floating Rate Certificate Carryover Paid                                                   0.00
                           Class B3 Floating Rate Certificate Carryover Remaining                                              0.00

                           Class R Floating Rate Certificate Carryover Paid                                                    0.00
                           Class R Floating Rate Certificate Carryover Remaining                                               0.00

Section 4.05(a)            Available Funds                                                                             7,600,053.28
                           Interest Remittance Amount                                                                  1,395,440.38
                           Principal Remittance Amount                                                                 6,204,612.90

Sec 4.06(ii) Class C Distributable Amount                                                                                364,621.95

Interest Earnings on Certificate Account Paid to Seller                                                                        0.00


                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.